EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                              Case No. 00-35667
        ------------------------           Reporting Period: 3/01/01 to 03/31/01
          Debtor
                             MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

 Submit copy of report to any official committee appointed in this case

                                                                                                  Document         Explanation
REQUIRED DOCUMENTS                                                               Form No.         Attached           Attached
Schedule of Cash Receipts and Disbursements                                       MOR-1                X
  Bank Reconciliation (or copies of debtor's bank reconciliations)                MOR-1 (CONT)         X
  Copies of bank statements                                                                            X
  Cash disbursement journals                                                                           X                 X
Statement of Operations                                                           MOR-2                X
Balance Sheet                                                                     MOR-3                X
Status of Postpetition Taxes                                                      MOR-4                X
  Copies of IRS Form 6123 or payment receipt                                                           X
  Copies of tax returns filed during reporting period                                                  X
Summary of Unpaid Postpetition Debts                                              MOR-4                X
  Listing of aged accounts payable                                                                     X
Accounts Receivable Reconciliation and Aging                                      MOR-5                X
Debtor Questionnaire                                                              MOR-5                X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


---------------------------------------        ---------------------------------
Signature of Debtor                             Date



---------------------------------------        ---------------------------------
Signature of Joint Debtor                       Date


/s/ Anthony R. Drury                             April 18, 2001
---------------------------------------        ---------------------------------
Signature of Authorized Individual*             Date


Anthony R. Drury                                Sr. Vice President, Finance
---------------------------------------        ---------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                        FORM MOR
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                              Case No. 00-35667
        ------------------------           Reporting Period: 3/01/01 to 03/31/01
          Debtor

               SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reportedin the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                                                                              CUMULATIVE FILING
                                               BANK ACCOUNTS                        CURRENT MONTH                  TO DATE
                                  OPER      PAYROLL   Canada P/R   Lockbox       ACTUAL      PROJECTED       ACTUAL       PROJECTED
------------------------------------------------------------------------------------------------------------------------------------
Cash Beginning of Month            86,668   178,230      3,351         8,151      276,400       276,400       977,761       977,761
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
Cash Sales
Accounts Receivable                                                3,063,000    3,063,000     2,772,000     9,875,089     6,405,000
Loans and Advances              2,215,000                                       2,215,000     3,153,000     7,180,000     7,867,000
Sale of Assets                                                                          -             -         6,800             -
Other (Attach List)                                                  101,809      101,809             -       147,460             -
Transfers (From DIP Accts)                  475,000      3,364                    478,364             -     1,394,073             -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                  2,215,000   475,000      3,364     3,164,809    5,858,173     5,925,000    18,603,422    14,272,000
------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
Net Payroll                       283,951   509,337      5,036                    798,324       804,000     2,495,942     2,482,000
Payroll Taxes                      64,514    88,877        609                    154,000       169,000       555,142       523,000
Sales, Use & Other Taxes           25,000                                          25,000        24,000        77,000        78,000
Inventory Purchases               660,000                                         660,000       975,000     2,526,000     3,530,000
Secured Rental/Leases              73,000                                          73,000        80,000       218,000       237,000
Insurance                          33,000                                          33,000       132,000       106,000       323,000
Administrative                     62,200       579        221                     63,000       154,000       172,141       563,000
Selling                            85,000                                          85,000        88,000       369,000       437,000
Other (Attach List)               216,000                          3,138,000    3,354,000     3,498,000    11,203,000     8,775,000
Owner Draw*
Transfers (To DIP Accts)          478,364                                         478,364             -     1,394,073             -
Professional Fees                       -                                               -                      50,000        50,000
U.S. Trustee Quarterly Fees             -                                               -                       4,000         4,000
Court Costs
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS             1,981,029   598,793      5,866     3,138,000    5,723,688     5,924,000    19,170,298    17,002,000
------------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                     233,971  (123,793)    (2,502)       26,809      134,485         1,000      (566,876)   (2,730,000)
------------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH               320,639    54,437        849        34,960      410,885       277,400       410,885    (1,752,239)
------------------------------------------------------------------------------------------------------------------------------------

*Compensation to sole proprietors for services rendered to bankruptcy estate

Note: In order to be consistent with our Budgets the line above labeled "Net Payroll" includes the gross salaries. In addition the line above labeled "Payroll Taxes" also includes all fringe benefit disbursements.

                THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements                                                                             5,723,688
Less: Transfers to Debtor in Possession Accounts                                                 (478,364)
Plus: Estate Disbursements made by outside sources (I.e. from escrow account)                           -
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                 5,245,324

                                                                      FORM MOR-1
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation                                       Case No. 00-35667
Schedule MOR 1                                 Reporting Period: 3/01/01-3/31/01
Continuation Sheet

                                                          Current Month                            Cummulative
                                                    Actual        Projected                 Actual            Projected
Explanation of Other Income
---------------------------

Adj of Prior Month Pre Pet. Voids                        -                 0                  37,500                 -
Rental of Parking Lot                                2,000                 0                   4,000                 -
Misc COBRA pmts/refunds                              7,809                 0                  13,509                 -
Insurance Claim                                     92,000                 0
                                              -------------------------------          ---------------------------------
   Total                                           101,809                 0                  55,009                 0
                                              ===============================          =================================

Explanation of Other Disbursements
----------------------------------

Congress Repayments                              3,138,000         2,772,000              10,341,000         7,223,000
First Union Loan Repayments                              0                 0                 155,000           155,000
Interest Expense                                     2,000             3,000                   9,000            11,000
Commissions                                         64,000           483,000                 246,000           732,000
Engineering                                              0            40,000                   2,000            54,000
QEL Requirements                                   150,000           200,000                 450,000           600,000

                                              -------------------------------          ---------------------------------
   Total                                         3,354,000         3,498,000              11,203,000         8,775,000
                                              ===============================          =================================

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                              Case No. 00-35667
        ------------------------           Reporting Period: 3/01/01 to 03/31/01
          Debtor
                                  STATEMENT OF OPERATIONS
                                    (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                       Cumulative Filing
REVENUES                                                                               Month                to Date
-------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                      $  2,773,957         $ 11,322,811
Less: Returns and Allowances                                                                   -                    -
-------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                            2,773,957           11,322,811
-------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
Beginning Inventory                                                                   11,619,219           15,046,970
Add: Purchases                                                                           780,037            2,746,659
Add: Cost of Labor                                                                        91,000              235,400
Add: Other Costs (attach schedule)                                                       281,238            1,225,802
Less: Ending Inventory                                                                10,723,341           10,723,341
-------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                     2,048,153            8,531,490
-------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                             725,804            2,791,321
-------------------------------------------------------------------------------------------------------------------------
Advertising                                                                                2,133               50,617
Auto and Truck Expense                                                                         -                    -
Bad Debts                                                                                 52,000               52,000
Contributions                                                                                  -                    -
Employee Benefit Programs                                                                 55,409               63,892
Insider Compensation*                                                                          -                    -
Insurance                                                                                 38,342              107,017
Management Fees/Bonuses                                                                        -                    -
Office Expense                                                                             3,971               26,154
Pension & Profit-Sharing Plans                                                                 -                    -
Repairs and Maintenance                                                                   17,174               28,887
Rent and Lease Expense                                                                    28,660              200,154
Salaries/Commissions/Fees                                                                465,763            1,967,886
Supplies                                                                                 (10,740)             (16,713)
Taxes - Payroll                                                                           59,158              229,290
Taxes - Real Estate                                                                            -                6,530
Taxes - Other                                                                              3,395              (19,753)
Travel and Entertainment                                                                  69,144              244,155
Utilities                                                                                 13,852               94,129
Other (attach schedule)                                                                  362,037              443,967
Total Operating Expenses Before Depreciation                                           1,160,298            3,478,212
Depreciation/Depletion/Amortization                                                       39,012              123,389
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                                        (473,506)            (810,280)
-------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                      -
Interest Expense                                                                         311,027              414,005
Other Expense (attach schedule)                                                                                     -
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                           (784,533)          (1,224,285)
-------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                                                                -
Professional Fees                                                                         50,000
U.S. Trustee Quarterly Fees                                                                4,000
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                                        -
Gain (Loss) from Sale of Equipment                                                           836
Other Reorganization Expenses (attach schedule)                                                                     -
-------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                                  -               54,836
-------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                            (175,754)            (175,754)
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                                       (608,779)          (1,103,367)
-------------------------------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                              Case No. 00-35667
        ------------------------           Reporting Period: 3/01/01 to 03/31/01
          Debtor

                   STATEMENT OF OPERATIONS - continuation sheet

                                                       Cumulative Filing
BREAKDOWN OF OTHER CATEGORY               Month             to Date
------------------------------------------------------------------------
Other Costs
Overhead Absorption                      324,000            846,000
Service Labor Costs                       47,000            216,034
Warranty Costs                           174,633            285,840
Non-Inventory Reserve Expenses          (264,395)          (122,072)
------------------------------------------------------------------------
  Total                                  281,238          1,225,802
------------------------------------------------------------------------
Other Operational Expenses
Freight                                   25,880             46,416
Bank Charges & LOC Fees                   54,937            118,406
Professional Fees                         25,381             23,306
Patent Royalties                         255,839            255,839
------------------------------------------------------------------------
  Total                                  362,037            443,967
------------------------------------------------------------------------

Other Income

Other Expenses

Other Reorganization Expenses


Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                               FORM MOR-2 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                              Case No. 00-35667
        ------------------------           Reporting Period: 3/01/01 to 03/31/01
          Debtor
                                   BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                             BOOK VALUE
                                                                              AT END OF          BOOK VALUE
                                                                               CURRENT               ON
                                                                              REPORTING           PETITION
                ASSETS                                                          MONTH               DATE
-------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                                               321,649             161,799
Restricted Cash and Cash Equivalents (see continuation sheet)                    90,246             815,962
Accounts Receivable (Net)                                                     3,650,935           3,130,385
Notes Receivable                                                                      -                   -
Inventories                                                                  10,723,341          15,046,970
Prepaid Expenses                                                                224,342             433,952
Professional Retainers                                                                -                   -
Other Current Assets (attach schedule)                                          325,006            (325,421)
-------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         15,335,519          19,263,647
-------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                  177,958             276,575
Machinery and Equipment                                                       2,124,028           2,124,028
Furniture, Fixtures and Office Equipment                                      3,210,503           3,210,503
Leasehold Improvements                                                          330,078             330,078
Vehicles                                                                         19,142              30,594
Less Accumulated Depreciation                                                 4,499,474           4,324,223
-------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                    1,362,235           1,647,555
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                  695,200           1,054,423
-------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                              695,200           1,054,423
-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 17,392,954          21,965,625
-------------------------------------------------------------------------------------------------------------

                                                                             BOOK VALUE
                                                                              AT END OF          BOOK VALUE
                                                                               CURRENT               ON
                                                                              REPORTING           PETITION
       LIABILITIES AND OWNER EQUITY                                             MONTH               DATE
-------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                 80,435           8,246,757
Taxes Payable (refer to FORM MOR-4)                                             360,935             370,167
Wages Payable                                                                   179,087             671,333
Notes Payable                                                                         -                   -
Rent/Leases - Building/Equipment                                                115,465             220,133
Secured Debt / Adequate Protection Payments                                   3,294,213           6,317,257
Professional Fees                                                                     -                   -
Amounts Due to Insiders*                                                              -                   -
Other Postpetition Liabilities (attach schedule)                              2,777,115           3,861,109
-------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                6,807,250          19,686,756
-------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt                                                                   182,489                   -
Unsecured Debt                                                                9,227,713                   -
-------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                9,410,202                   -
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            16,217,452          19,686,756
-------------------------------------------------------------------------------------------------------------
OWNER EQUITY
Capital Stock                                                                   135,531             135,531
Additional Paid-In Capital                                                   24,733,708          24,733,708
Partners' Capital Account                                                             -                   -
Owner's Equity Account                                                                -                   -
Retained Earnings - Pre-Petition                                            (22,590,370)        (22,590,370)
Retained Earnings - Postpetition                                             (1,103,367)                  -
Adjustments to Owner Equity (attach schedule)                                         -                   -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                  -                   -
-------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                              1,175,502           2,278,869
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                          17,392,954          21,965,625
-------------------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                              Case No. 00-35667
        ------------------------           Reporting Period: 3/01/01 to 03/31/01
          Debtor


                        BALANCE SHEET - continuation sheet

                                                         BOOK VALUE
                                                          AT END OF          BOOK VALUE
                                                           CURRENT               ON
                                                          REPORTING           PETITION
                ASSETS                                      MONTH               DATE
-----------------------------------------------------------------------------------------
Other Current Assets
Accts Rec - Misc                                              197,592                 537
Temp. Empl Advances                                            17,447              43,891
Permanent Advances                                                921                 921
Deposits                                                      203,615              40,437
Interco - Current                                             (94,569)           (411,207)
Other Assets
Acquisition Costs - QEL                                         7,369               8,598
Patent Costs                                                    1,752               1,977
Invest - BIMARK/QFSC                                        4,026,831           4,026,831
Invest - QEL                                                2,500,000           2,500,000
Interco - Long Term                                       (10,503,031)        (10,145,262)
Invest - SMTECH                                             4,662,279           4,662,279

                                                         BOOK VALUE
                                                          AT END OF          BOOK VALUE
                                                           CURRENT               ON
                                                          REPORTING           PETITION
     LIABILITIES AND OWNER EQUITY                           MONTH               DATE
-----------------------------------------------------------------------------------------
Other Postpetition Liabilities
Deferred Revenue                                            1,071,539           1,151,531
Customer Deposits                                             127,425             416,644
Accrued Expenses                                            1,080,458           1,872,647
Commission Payable                                            497,693             420,287


Postpetition Contributions (Distributions) (Draws)



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                               FORM MOR-3 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                              Case No. 00-35667
        ------------------------           Reporting Period: 3/01/01 to 03/31/01
          Debtor
                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                                    Amount
                                                      Beginning   Withheld or    Amount                      Check No.  Ending Tax
                                                   Tax Liability    Accrued       Paid        Date Paid       or EFT    Liability
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                                -       114,084       114,084      3/2,3/16,3/30      EFT            -
FICA-Employee                                              -        59,616        59,616      3/2,3/16,3/30      EFT            -
FICA-Employer                                              -        59,616        59,616      3/2,3/16,3/30      EFT            -
Unemployment                                               -         1,019         1,019      3/2,3/16,3/30      EFT            -
Income                                                     -                           -                                        -
Other:  Tax Accounting Accrual Only
  from prior years                                   352,702             -             -                                  352,702
-----------------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                                  352,702       234,335       234,335            -              -      352,702
-----------------------------------------------------------------------------------------------------------------------------------
State and Local
Withholding                                                -        31,049        31,049      3/2,3/16,3/30      EFT            -
Sales                                                 27,475         5,669        24,911        3/23,3/16    EFT, 168866    8,233
Excise                                                     -             -             -                                        -
Unemployment                                               -        11,900        11,900      3/2,3/16,3/30      EFT            -
Real Property                                              -             -             -                                        -
Other: Canadian P/R Taxes                                  -         2,476         2,476      3/2,3/16,3/30      EFT            -
-----------------------------------------------------------------------------------------------------------------------------------
Total State and Local                                 27,475        51,094        70,336                                    8,233
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                          380,177       285,429       304,671                                  360,935
-----------------------------------------------------------------------------------------------------------------------------------

              SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                       Number of Days Past Due
                                                 -------------------------------------------------------------
                                                 Current          0-30         31-60        61-90      Over 90        Total
                                                 -------          ----         -----        -----      -------        -----
Accounts Payable                                     69,210         2,251       3,610        5,364                       80,435
Wages Payable                                       179,087                                                             179,087
Taxes Payable                                         8,233                                              352,702        360,935
Rent/Leases-Building                                      -                                                                   -
Rent/Leases-Equipment                               115,465                                                             115,465
Secured Debt/Adequate Protection Payments         3,294,213                                                           3,294,213
Professional Fees                                                                                                             -
Amounts due to Insiders*                                                                                                      -
Other:                                                                                                                        -
Other:                                                                                                                        -
-------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                          3,666,208          2,251       3,610        5,364       352,702     4,030,135
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Explain how and when the Debtor intends to pay any past due postpetition debts.

Note: above Taxes Payable in Past Due Column represents an prior year accounting accrual only. It does not represent an actual payment due.
--------------------------------------------------------------------------------
Note: A New Jersey sales tax return was filedi for $2,050; the additional amount paid per above was an estimated payment to the State of Calif
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                              Case No. 00-35667
        ------------------------           Reporting Period: 3/01/01 to 03/31/01
          Debtor

                             ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                                     Amount
Total Accounts Receivable at the beginning of the reporting period                   3,362,150
+ Amounts billed during the period                                                   3,106,797
- Amounts collected during the period                                                2,818,012
Total Accounts Receivable at the end of the reporting period                         3,650,935


Accounts Receivable Aging
0 - 30 days old                                                                      2,644,476
31 - 60 days old                                                                       753,269
61 - 90 days old                                                                       322,361
91+ days old                                                                           150,829
Total Accounts Receivable                                                            3,870,935
Amount considered uncollectible (Bad Debt)                                            (220,000)
Accounts Receivable (Net)                                                            3,650,935


Note: the Accounts Receivable collections include the application of customer deposits received in prior periods




                                                                      FORM MOR-5
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                              Case No. 00-35667
        ------------------------           Reporting Period: 3/01/01 to 03/31/01
          Debtor

                                        DEBTOR QUESTIONNAIRE

Must be completed each month                                                                    Yes            No

1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                           X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                 X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                               X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                        X

--------------------------------------------------------------------------------
Note to 1. Capital lease for copiers were cancelled and the equipment returned. The asset and the coresponding liability was removed from the books
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                                                                      FORM MOR-5
                                                                          (9/99)